UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Sunstone Hotel Investors, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V61932-P24492 SUNSTONE HOTEL INVESTORS, INC. 15 ENTERPRISE SUITE 200 ALISO VIEJO, CA 92656 SUNSTONE HOTEL INVESTORS, INC. You invested in SUNSTONE HOTEL INVESTORS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 1, 2025. Get informed before you vote View the Notice of Meeting and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 17, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 1, 2025 9:30 AM ET Andaz Miami Beach 4041 Collins Avenue, Miami Beach, FL 33140 2025 Annual Meeting Vote by April 30, 2025 11:59 PM ET. For shares held in a Plan, vote by April 28, 2025 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V61933-P24492 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of the following eight nominees to serve as directors until the next Annual Meeting and until their successors are elected and qualified: Nominees: 1a. W. Blake Baird For 1b. Andrew Batinovich For 1c. Monica S. Digilio For 1d. Bryan A. Giglia For 1e. Kristina M. Leslie For 1f. Murray J. McCabe For 1g. Verett Mims For 1h. Douglas M. Pasquale For 2. Ratification of the Audit Committee’s appointment of Ernst & Young LLP to act as the independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. Advisory vote to approve the compensation of Sunstone’s named executive officers, as set forth in Sunstone’s Proxy Statement for the 2025 Annual Meeting. For 4. Approve an amendment to our 2022 Incentive Award Plan to provide for an increase in the number of authorized shares to be issued thereunder. For NOTE: Transaction of such other business as may be properly brought before the Annual Meeting or any adjournment or postponement thereof. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, AND 4. THE PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO MARCH 19, 2025.